                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)  March 13, 2003
                                                  -----------------------------
                               DCB Financial Corp.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Ohio                        0-22387                     31-1469837
-------------------------------------------------------------------------------
 (State or Other           (Commission File Number)          (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)

  110 Riverbend Avenue, Lewis Center, Ohio                        43035
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code  (740) 657-7000
                                                    ---------------------------
                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         (a) On March 13, 2003 the Audit Committee of the Board of Directors of DCB Financial Corp. ("DCB" or the "Corporation"), upon authority delegated to it by the Corporation's Board of Directors, dismissed Crowe, Chizek and Company LLP ("Crowe Chizek") as the Corporation's independent public accountant for all periods commencing on or after January 1, 2003, and engaged the firm of Grant Thornton, LLP as its new independent public accountant, effective for the fiscal year beginning January 1, 2003.

         (b) Crowe Chizek's report on the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Disclosures regarding the existence of any adverse opinion or disclaimer of opinion in connection with, or any qualification or modification of, the report on the Corporation's consolidated financial statements for the most recent fiscal year will be submitted as an amendment to this Current Report on Form 8-K subsequent to the issuance by Crowe Chizek of such Report. During the fiscal years ended December 31, 2001 and December 31, 2002, as well as during the subsequent interim period ending on March 13, 2003, there were no disagreements between the Corporation and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2001 and December 31, 2002, and the subsequent interim period through March 13, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.


         (c) During DCB's two most recent fiscal years ended December 31, 2001, and December 31, 2002, and the subsequent interim period through March 13, 2003, the Corporation did not consult with Grant Thornton, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

         The letter of Crowe, Chizek and Company LLP to the Commission stating whether Crowe, Chizek and Company LLP agrees with the statements made by Registrant in this report on Form 8-K and the respects, if any, in which Crowe, Chizek and Company LLP does not agree with Registrant's statements in this Report on Form 8-K shall be filed as part of an amendment to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit Number             Description of Exhibit
--------------             ----------------------

N/A


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated: March 14, 2003

                                                   DCB Financial Corp.


                                                   /s/ John A. Ustaszewski
                                                   -----------------------
                                                   John A. Ustaszewski
                                                   Chief Financial Officer